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                                                                   Exhibit 10.22


                                Musicmaker.com
                              1831 Wiehle Avenue
                                   Suite 128
                            Reston, Virginia  20190
                    Phone (703) 904-4110  Fax (703) 904-4117


December 31, 1999



To: Devarajan S. Puthkarai

From:  Mark Fowler

RE: Loan against future bonus and expenses.


Raju:

Please review and sign the statement below with reference to your loan outstanding to musicmaker.com.

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I, Devarajan S. Puthukarai, at December 31, 1999, have an advance of $81,519, payable over three years, beginning January 1, 2000.

This note bears interest at 8% per annum.



/s/ Devarajan S. Puthukarai                 January 1, 2000
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Devarajan S. Puthukarai                          Date

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If you have any questions, please feel free to contact me at 703-904-4110.

Sincerely,


/s/ Mark A. Fowler
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Mark A. Fowler, CPA
CFO & Vice President, Finance and Administration
musicmaker.com